EXHIBIT 10.1

Capital Equipment Purchase Agreement

More Energy Ltd.
2 Yodfat Street
Global Park, PO Box 1112
Lod 71291
Israel
and
Ismeca Europe Automation SA
Rue de l’Helvétie 283
CH - 2301 La Chaux-de-Fonds
Switzerland

are the parties to the present agreement.

WHEREAS
More Energy Ltd. (“More Energy” or “Customer”) and Ismeca Europe Automation SA (“Ismeca” or “Seller”) have agreed to enter into this Purchase Agreement under which Customer will purchase from Seller the Deliverables (defined herein), all in accordance with the terms of this Agreement. Customer will issue a formal Purchase Order to implement this Purchase Agreement:

EFFECTIVE DATE. The Effective Date of this Purchase Agreement shall be September 21st, 2005.

1.     ENTIRE AGREEMENT AND SELLER’S BASIC UNDERTAKING

1.1
This Purchase Agreement contains the complete, final and exclusive agreement between More Energy and Seller regarding the goods and services ordered under this Agreement and the corresponding PO. Except as otherwise explicitly agreed by More Energy in writing, conflicting, different or additional terms (including, but not limited to, those set forth in the PO and in the Proposal) are expressly rejected and acceptance of this offer is expressly limited to the terms set forth herein.

1.2
Seller hereby undertakes to carry out the project hereunder, including the delivery of Equipment, Documentation and Services as described in detail in Annex 1 hereto, in accordance with the highest standards in the industry and in compliance with the Program Schedule attached hereto as Annex 2 and the Specification attached hereto as Annex 3, as same may be updated and modified by mutual written agreement of Seller and Customer from time to time.

2.    PRICE AND INVOICING

2.1
The prices for the Equipment, Documentation and Services are as indicated below and in Annex 1 hereto, are payable in Swiss Francs, and shall remain in effect during the duration of the project unless modified by mutual agreement.

Prices made to Seller are indicated in Swiss Francs and are fixed and not subject to any escalation.

2.2	Prices are net excluding shipping, insurance and, packing, in accordance with the EXW conditions of the 2003 Incoterms, excluding VAT, without any deductions. They shall

Capital Equipment Purchase Agreement

be valid for the Order as defined in the Confirmation however they may be modified by Ismeca and More Energy in case of changes made by the Customer to its Order (specifications, deadlines, quantities, etc. of the Product or the Component) or in case of a delay following a reason attributable to the Customer. Seller’s prices for the Equipment do not include the following items which, when applicable, shall appear as separate additional items on the appropriate invoice:

a.	Sales and use taxes.
b.	Customs, duties, licenses, import duties, and export fees.
c.	Packing, shipping, transportation, insurance or freight to the production site or sites (as determined by More Energy).
d.	Installation of the equipment at the production site or sites.
e.	Site acceptance tests (SAT)

At such time as the Parties define the scope of work for d and e above, Seller shall quote same based upon its standard hourly rate for the Seller personnel to be involved in the effort, plus reasonable out of pocket expenses, and the parties will negotiate a mutually acceptable price.

2.3	Seller shall issue individual invoices for required milestone payments per line. Payment for the Equipment shall be separated into five equipment groups or sub-systems, respectively:

•	Machine 1- CHF 2’914’000
•	Machine 2- CHF 1’321’000
•	Machine 3 and its’ associated Leak Tester - CHF 2’726’300
•	Machine 4 and its’ associated Leak Tester - CHF 980’000
•	Machine 5 and the Machine buffers / interface - CHF 4’051’000
•	PCB cutting machine, pouch machine, packaging, and Line Supervision - $ CHF 2’077’000

2.4	Invoices will be generated for each of the above sub-systems and are to be based on the following schedule.

a.	15% of the line amount at order placement.
b.	15% of the line amount at completion of mechanical design review for each such sub-systems.
c.	30% of the line amount at system “power up” for each such sub-systems.
d.	30% of the line amount following successful pre-acceptance at our facility (see section 3.4 below regarding partial acceptance and partial payment)
e.	10% of the line amount following a final acceptance at the production site.

Invoices shall be paid by Customer net thirty (30) days after its receipt of the original invoice and (except for a above) a Certificate of Milestone Completion signed by Seller and Customer’s designated representatives.

3.    ACCEPTANCE CRITERIA

There are to be two acceptance test runs, one at Seller’s plant to confirm system conformance with the Specification and the Acceptance Test Criteria, and one at the production site to reconfirm confirm system conformance with the Specification and the Acceptance Test Criteria after shipping and reinstallation. The Parties will, in accordance with the Program Schedule, mutually agree on a detailed Test Plan for each acceptance test as well as Acceptance Test Criteria for successful passage of such tests.

Capital Equipment Purchase Agreement

The pre-acceptance test run will be for two complete runs of four hours each and will occur at Seller’s plant. The test will assemble and test the More Energy product as described in Annex 1. Seller will provide engineering and technician support and conduct the acceptance test run. Customer may have its project engineer, and any other personnel its selects, present for these test runs. During the test run, the machine shall comply with the Acceptance Test Criteria, as well as meet the following criteria:

3.1
The machine shall achieve a net throughput, after reductions for downtime and yield losses, of at least 8’996 accepted units (which represents an average overall line efficiency of 85% and yield of 98% at the rated system throughput rate of 45 parts per minute). For this test run the system will start from a “full machines / full buffers” condition and the counters reset at that point. Note; system throughput is the determining factor; cycle rates of individual assembly cells may fluctuate in order to meet the target throughput rate.

3.2	Downtime and yield losses due to non-machine causes shall not count against machine performance. Downtime and yield losses due to non-machine causes may result from the following:

•  Shortage of bulk parts in feeding systems
•  Depletion of fluids in dispensing systems
•  Out-of-specification components
•  Operator failure
•  Downtime directly caused by processes which are mandated by Customer
•  Failure of air, vacuum, or incoming power supplies

Preliminary acceptance shall occur upon successful completion of this test as evidenced by the signature of both Customer and Seller’s designated representatives on a Milestone Completion Certificate. In the event of any failures in the test, Seller shall correct the failed items on a timely basis and submit the system or relevant subsystem for retest in accordance with the mutually agreed Test Plan and Acceptance Test Criteria.

3.3
A second and final Acceptance Test will be performed at the production facility (currently expected to be at CELESTICA’s facility in Ireland), consisting of three complete runs of four hours each. These tests are to confirm that no damage resulted from transit, and that the installation has been correctly completed. The same Acceptance Test Criteria shall apply to this final Acceptance Test. Final acceptance shall occur upon successful completion of this test as evidenced by the signature of both Customer and Seller’s designated representatives on a Milestone Completion Certificate. In the event of any failures in the test, Seller shall correct the failed items on a timely basis and submit the system or relevant subsystem for retest in accordance with the mutually agreed Test Plan and Acceptance Test Criteria. The Seller’s cost for such retest shall be at its own expense.

3.4
When possible, the entire line will be tested together as a complete system. When for reasons of component availability and or process related issues a full line pre-acceptance is not possible, the parties agree to accept (test run) individual sections of the line using the same acceptance criteria as indicated above. In this case, pre-acceptance of a section will result in a 15% payment to Ismeca for the respective section approved by Customer with the 15% balance (under 2.4(d) above) being payable together with the final acceptance under 2.4(e) above. Invoicing of accepted sections of the line (pro-rata based upon their relative values as indicated in above in

Capital Equipment Purchase Agreement

section 2.3) will occur following pre-acceptance. Shipping of accepted sections of the complete line will occur when mutually agreed by More Energy and Ismeca.

4.    INDEPENDENT AGREEMENTS

This Purchase Agreement expressly overrides any other terms and conditions regarding the Goods and Services (including, but not limited to, the terms and conditions set forth in the PO and the terms and conditions set forth in the Proposal).

5.    CHANGES

The system described in Annex 1 represents Seller’s best understanding of the assembly and test requirements of the product being assembled as set froth in the Specification set forth in Annex 3. Should changes occur in More Energy’s product or assembly processes which impact the equipment design, or should new assembly or test requirements come to light, Seller reserves the right to request equitable adjustments to the price and/or delivery of the equipment. All such changes will be communicated in writing via a “Project Change Notice” (PCN). Notwithstanding the above, any deficiencies in the design or workmanship of the system set forth in Annex 1 to meet the Specifications set forth in Annex 3 will be corrected at the sole expense of Seller on a timely and expeditious basis so as not to delay the overall Program Schedule.

Further, More Energy is entitled, at any time, to request changes to the specifications for the Goods and/or Services or any other matters relating to performance under this Purchase Agreement; provided that the price and/or delivery schedule may be equitably adjusted with More Energy to reflect additional costs and/or schedule adjustments required by the changes. Any change requested that has an impact on Equipment cost, scope, and or delivery, must be approved of in writing by More Energy, if necessary with the appropriate “Project Change Notice” issued, before Seller will make such changes. Any claim for adjustment is waived unless made in writing within thirty (30) days after receipt of More Energy written change order. Seller shall not make any change or deviation to Goods and/or Services covered specifically by the Proposal, PO, and/or this Purchase Agreement, except with More Energy’s prior written consent. Upon approval by More Energy of the initial design, any process changes, design changes or deviations considered by Seller must be submitted to More Energy in writing for review. If changes are submitted for approval, the information submitted must include a complete description of the change and the effect of the change will have on all characteristics of the product.

6.    WARRANTY

Seller warrants, for a period of one (1) year or 8,760 system operating hours (whichever comes first) after date of final Acceptance by Customer, the equipment to be furnished hereunder will be in full conformity with the specifications, drawings, and/or other description furnished by More Energy and that all items furnished hereunder will be free from defects in design, workmanship, materials, and manufacture, and will be fit for the use intended by More Energy. Such warranty shall be in addition to any warranties of broader scope and service warranties and guarantees given to More Energy by Seller, shall survive inspection test, acceptance of and payment for the equipment and shall run to More Energy, its successors and assigns.

All warranty service, other than easily accomplished part replacement, shall be conducted by Seller or its agents at the production facility in a manner which does not

Capital Equipment Purchase Agreement

unreasonably disrupt More Energy’s operations, and without additional cost to More Energy. Seller will pay all freight for repair and replacement parts under warranty sent to Seller and back to the More Energy issuing location. All equipment and software upgrades, revisions, modifications, etc. will be included in the warranty period.

Seller will make every effort to respond to requests by More Energy for warranty services within 24 hours of request and in no event shall a response require longer than 48 hours. More Energy shall have the right to repair warranty defects if Seller is unable or unwilling to repair such warranty defects within 48 hours of notification of such defects. In the event More Energy elects to take this action, it shall be entitled to deduct from any amounts owing to Seller the direct and incidental costs incurred in remedying the breach of warranty or bill Seller for same if no such payments are due

The warranties and representations described in this purchase agreement are in lieu of other warranties imposed by custom or law of any jurisdiction. Except as otherwise expressly set forth herein, Seller shall have no responsibility for incidental, indirect, special, punitive or consequential damages, except if such damages result from: (1) a breach of any or all of Seller’s representations and warranties set forth herein, or (2) Seller’s negligence.

7.    INTELLECTUAL PROPERTY PROTECTION AND RIGHTS
Seller warrants that the Goods (including but not limited to software) do not infringe upon any third party’s intellectual property, including patents, copyrights, trademarks or trade secrets, and that Seller has all necessary rights to sell or license the Goods. All rights and interest in the direct liquid fuel cell technology of Customer, including any derivative or improvement thereto, whether developed separately or in connection with this Agreement, shall at all times belong exclusively to More Energy. Seller will not disclose any Customer information or data to any third party without Customer’s prior express written consent, nor will Seller use Customers information or data for any purpose other than the performance of this Purchase Agreement, as amended by the Parties from time to time. The diagrams, drawings, sketches, plans, descriptions, specifications, etc. of each Party shall remain solely and wholly the property of the Party that prepared them and may not be used for other purposes or disclosed to any third party, without the prior written authorisation of the Party that prepared them. Drawings, etc. that Ismeca has to forward to its subcontractors, confidentially and only on loan, for the purpose of performing the task entrusted to them shall form an exception to this rule.

8.    TERMINATION

More Energy may, at any time, direct Seller to suspend or cancel all or any part of the work. In the event of a suspension and/or cancellation:

8.1
More Energy shall give to Seller immediate written notice of cancellation and/or suspension of delivery and the extent thereof. The effective date of cancellation and/or suspension of delivery shall be the date Seller receives written notice from More Energy, More Energy's proof that Seller received written notice shall be certified by mail, return receipt requested.

8.2
More Energy shall pay to Seller all of Seller's costs and expenses incurred in conjunction with the project, plus a cancellation fee of an additional 6% of the aggregate of such cost and expenses to the date of such cancellation. The term “cost

Capital Equipment Purchase Agreement

and expenses incurred” includes, without limitation, fees for Seller's services, cost plus Seller's standard mark up for purchased items or services, and commitments to subcontractors and vendors for services and materials in connection with the project. All costs and expenses incurred shall be calculated and paid according to Seller, then Current Time and Material fee at scheduled rates. Seller shall deliver to Customer all of the goods paid for hereunder.

8.3	Advance payments made by More Energy to Seller shall be applied to the cancellation charges.

8.4
a) In the event Ismeca 1) breaches any of its material obligations under this Agreement notwithstanding its good faith efforts to perform this Agreement in accordance with its terms, then Ismeca will use extraordinary efforts to cure such breach in the shortest time possible but in no event to exceed 30 days after receiving written notice from the Customer specifying the breach and specifically referring to this section of the Agreement. If Ismeca demonstrates to Customer’s satisfaction that additional effort would impose a disproportionate financial burden on Ismeca to the impact of the breach on Customer, then Ismeca shall propose to the Customer alternate compensatory services of value equivalent to the loss to the Customer because of Ismeca's breach (such as additional equipment to achieve the specification throughput performance, extended warranty, spare parts free of charge, and/or other free services of substantial value to the Customer as determined together with the Customer).

b) Notwithstanding the aforesaid, in the event the breach by Ismeca substantially impacts the underlying assumptions of this Agreement as to the throughput performance of the line, Ismeca shall within one week of identifying such breach, inform Customer in writing of the ability to cure same and the time required to do so. If Ismeca cannot cure such breach within 60 days of Customer’s written notice, then the Customer shall be entitled to, in addition to any of its other rights at law or equity, terminate this Agreement in whole or in part, at its discretion, and Seller will be obligated to refund to Customer the monies paid to Seller with respect to the terminated part of this Agreement with interest at LIBOR plus 6% from the date of the original payment by Customer and any terminated equipment shall be returned to Ismeca. For purposes of this clause alone, a substantial impact shall mean if the line falls short of the agreed Specification throughput at the specified quality as measured at the FAT or SAT by more than 7.5% (i.e., an average gross rate which is below 45 devices per minute less 7.5% - or an average which is below 41 devices per minute gross cycle rate. In the event Customer does not exercise its right to terminate, Ismeca shall remain fully responsibility to take all necessary steps to cure the breach and to minimize the schedule impact on Customer.

11.   FORCE MAJEURE

Neither party shall be liable for delays in delivery or performance, or for failure to manufacture, delivery or perform under this paragraph, due to, through no fault of the party, an act of God, an act of civil or military authority, Governmental Priority, strike or other labour disturbances, flood, epidemic, war, or Riot. Seller shall not be liable for delays in delivery or performance due to an act of More Energy that More Energy knew would delay the performance of Seller under the PO and this agreement, provided that Seller provides More Energy advance written notice of action to be performed by More Energy and the date by which such action must be taken to avoid delays. Either party

Capital Equipment Purchase Agreement

will notify the other party promptly of any material delay excused by this paragraph and will specify the revised delivery date as soon as practicable.

12.   LIMITATIONS

Any actions or claims by either party under this Purchase Agreement for breach, non performance or otherwise shall be commenced within twelve (12) months after the occurrence giving rise to the action or claim.

13.   APPLICABLE LAW; JURISDICTION

All disputes in connection with this Contract of the execution there of shall be settled by negotiation between two parties whenever possible. The place of performance and exclusive jurisdiction shall lie in Israel, and all legal relations shall be governed exclusively by Israeli Law.

More Energy	Ismeca Europe Automation SA

Signature : _/s/ Gennadi Finkelshtain_	Signature:_/s/_Erik Poulsen_______
Name: Gennadi Finkelshtain________	Name: _____Erik Poulsen________
Title:__General Manager__________	Title: ___Director, Sales__________

Signature : _/s/ Israel Fisher________	Signature : _____________________
Name: Israel Fisher_______________	Name: ______ __________________
Title:__Senior Vice President Finance_	Title: _________________________

Capital Equipment Purchase Agreement

Confidential

FUEL CELL

Automatic Assembly and Test

High Volume Production Line

For

MORE ENERGY(MEDIS)

ANNEX 1 TO PURCHASE AGREEMENT

dated

15th September 2005

TABLE OF CONTENTS

1.	INTRODUCTION	3
2.	THE PRODUCT	4
3.	DESCRIPTION OF THE EQUIPMENT	5
3.1.	MACHINE BASE: ISMELINE AND ISMEDIAL	5
3.2.	FUNCTIONAL DESCRIPTION	8
4.	CONTROLS	28
5.	[SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT;
	SEPARATELY FILED WITH THE COMMISSION] (HMI)	29
5.1.	STATISTICS	30
5.2.	ELECTRICAL	30
5.3.	ISMECA STANDARDS	31
5.4.	LINE MULTI MACHINE	31
6.	WORKING ENVIRONMENT	32
7.	SCOPE OF WORK	33
8.	COMPONENTS REQUIRED FOR EQUIPMENT TEST	34
9.	PRICE AND DELIVERY	35
9.1.	DELIVERY TIME	35
9.2.	PAYMENT TERMS	36
9.3.	WARRANTY	36
9.4.	MAINTENANCE CONTRACT	36
9.5.	TRAINING OF YOUR PERSONNEL	36
9.6.	INSTALLATION AND COMMISSIONING	36
9.7.	CONFIDENTIALITY	36
10.	APPENDIX PACK	37
11.	CONTACTS	38
12.	GENERAL CONDITIONS OF SALE AND DELIVERY

Annex 1 to Purchase Agreement

1.  INTRODUCTION

This Annex 1 to the Purchase Agreement between More Energy ltd., a subsidiary of Medis Technologies Ltd. (hereinafter “More/Medis”) and Ismeca Europe Automation SA (hereinafter “Ismeca”) sets forth a detailed description of the production line to be designed and built by Ismeca for More/Medis for the assembly and test of the More/Medis Fuel Cell product as defined in the More/Medis Specification dated 24th May 2005, together with related project and line documentation and certain services (e.g., testing and training). The production line is sometimes herein referred to as the system or the Equipment.

This production line has been designed by Ismeca to meet the More/Medis Specifications and is based on Ismeca’s standard [Subject to a request for confidential treatment; Separately filed with the Commission] and [Subject to a request for confidential treatment; Separately filed with the Commission] platform bases.

The production line design is a Fully Automatic Stand - Alone Production Line with a design life of twenty (20) years. The system will operate at an Output Rate of > 1.80 Million Devices per Month gross. Using your calculation as written in your RFQ, when calculated through - 1.80 M / 27.9 days utilizing an 85% up time / efficiency with a 98% yield we achieve a 45 parts per minute gross cycle rate. (Based upon the More/Medis specification calculations Ismeca estimates around 1.50 Million Devices per month net output).

The system is based largely on mechanical cam driven operations and synchronisations rather than electronic drives.

Ismeca has partnered with 6 suppliers to work with it to build the line,as follows:. [Subject to a request for confidential treatment; Separately filed with the Commission] have been consulted for all welding processes, [Subject to a request for confidential treatment; Separately filed with the Commission] for all leak testing requirements, [Subject to a request for confidential treatment; Separately filed with the Commission] for the vacuum forming of the pouches, together with [Subject to a request for confidential treatment; Separately filed with the Commission], [Subject to a request for confidential treatment; Separately filed with the Commission] and [Subject to a request for confidential treatment; Separately filed with the Commission] for the final packaging. Ismeca’s forté is automated assembly, line integration / interfacing and Project Management and Ismeca selcts as its partners companies which are leaders within their field to optimize the final line’s performance. NOTWITHSTANDING THE ABOVE, ISMECA REMAINS DIRECTLY RESPONSIBLE TO MORE/MEDIS FOR THE PERFORMANCE OF THE PRODUCTION LINE AND ALL OF ITS ELEMENTS IN ACCORDANCE WITH THIS PURCHASE AGREEMENT.

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Annex 1 to Purchase Agreement

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Annex 1 to Purchase Agreement

2.  THE PRODUCT

The preliminary design of the product consists of the following 19 individual components. The supply format for each component shall be defined in final spec documents in accordance with agreement schedule, however the starting assumptions are:

*	*
*	*
*	*
*	*
*	*
*	*
*	TBD
*	TBD
*	TBD
*	TBD
*	TBD
*	TBD
*	TBD
*	TBD
*	TBD
*	*
*	*
*	*
*	*
_____
*[Subject to a request for confidential treatment; Separately filed with the Commission]

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Annex 1 to Purchase Agreement

3.	DESCRIPTION OF THE EQUIPMENT

The line will operate at an Output Rate of > 1.80 Million Devices per month, gross.

3.1.	MACHINE BASE: [Subject to a request for confidential treatment; Separately filed with the Commission] and [Subject to a request for confidential treatment; Separately filed with the Commission]

The line is based on using 2 different standard Ismeca base chassis’. Set forth below are details of the Ismeca [Subject to a request for confidential treatment; Separately filed with the Commission] and [Subject to a request for confidential treatment; Separately filed with the Commission] chassis, both of which are structured using similar cam driven designs. Most of the Ismeca standard station designs are compatible to both chassis types, incorporating both internal and external mounting for our stations / modules.

[Subject to a request for confidential treatment; Separately filed with the Commission]
The [Subject to a request for confidential treatment; Separately filed with the Commission] SC is a synchronized cam actuated linear system. The indexing segments are [Subject to a request for confidential treatment; Separately filed with the Commission] apart and designed specifically for multi up high speed automation. Each segment can support a mass of [Subject to a request for confidential treatment; Separately filed with the Commission] in weight. The [Subject to a request for confidential treatment; Separately filed with the Commission] SC speed capacity is greater than [Subject to a request for confidential treatment; Separately filed with the Commission] cycles per minute.

The [Subject to a request for confidential treatment; Separately filed with the Commission] SC indexer is a rugged execution designed and built to run flawlessly in production environments. It provides excellent indexing smoothness and positioning accuracy [Subject to a request for confidential treatment; Separately filed with the Commission] in real fast index time. The welded steel frame is enclosed with stainless steel doors, and the safety enclosure is made of folded and welded stainless steel panels. The wide roof opening allows air flow.

[Subject to a request for confidential treatment; Separately filed with the Commission]

The [Subject to a request for confidential treatment; Separately filed with the Commission] SC has been designed for a high level of compatibility with the rotating

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Annex 1 to Purchase Agreement

[Subject to a request for confidential treatment; Separately filed with the Commission] SC standard base using the same ‘bricks’ (modules and objects). The synchronized cam driven stations are similar to those of the [Subject to a request for confidential treatment; Separately filed with the Commission] SC and Pallet Free Linear; thus keeping Ismeca standardization throughout.

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Annex 1 to Purchase Agreement

[Subject to a request for confidential treatment; Separately filed with the Commission]
The [Subject to a request for confidential treatment; Separately filed with the Commission]’ [Subject to a request for confidential treatment; Separately filed with the Commission] chassis is synchronised by cams. The [Subject to a request for confidential treatment; Separately filed with the Commission] indexer is a rugged execution designed and built to run flawlessly in production environments. It provides excellent indexing smoothness and positioning accuracy. [Subject to a request for confidential treatment; Separately filed with the Commission]

[Subject to a request for confidential treatment; Separately filed with the Commission] Proven standard modules used by Ismeca today will be implemented where possible, however, where engineering trials of ‘special stations’ are needed, this will be discussed between both parties.

[Subject to a request for confidential treatment; Separately filed with the Commission]

An example of a similar machine

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Annex 1 to Purchase Agreement

3.2.	FUNCTIONAL DESCRIPTION

Description of the machines / stations

The parts are assembled in nests on the various machine platforms. Some open stations are provided to allow for easy access to the machine stations and for future retrofits yet to be decided or discussed.

As a general rule, each time a part is presented and loaded onto the machine, its presence is checked. The method is either to use a sensor to check for the part presence or to check the gripper position. Closed loop logic is used throughout the machine.

Hopper sizes for all bowl feeds will be sufficient to run for a minimum of [Subject to a request for confidential treatment; Separately filed with the Commission] production - Size of hoppers for ergonomic reasons are to be discussed.

It is foreseen to include a [Subject to a request for confidential treatment; Separately filed with the Commission] part tray buffer between machines for all buffers mentioned herein.

Machine 1a and 1b
[Subject to a request for confidential treatment; Separately filed with the Commission]

Please refer to the drawing 050604-100-B attached.

[Subject to a request for confidential treatment; Separately filed with the Commission]

Machine 1a
[Subject to a request for confidential treatment; Separately filed with the Commission], here we work 2 up.

Station # 1 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 2 - Check Part Presence
Here we check the position and presence of the parts.

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Annex 1 to Purchase Agreement

Station # 3 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 4 - [Subject to a request for confidential treatment; Separately filed with the Commission]
Using a [Subject to a request for confidential treatment; Separately filed with the Commission] we check the qualities of the laser mark, if any BAD parts are found then they are rejected later.

Station # 5 - Free Station

Station # 6 - Free Station

Station # 7 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 8 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

What we have just achieved

[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 9 - Free Station

Station # 10 - Free Station

Station # 11 - Reject of Failed Parts / Check Station or Audit Station (Option)
Failed parts are rejected here; parts are picked then placed into separate reject bins. [Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 12 - Free Station

Station # 13 - Flip then Offload GOOD Assembled Products onto a Conveyor (Into Machine 1b)
Here we pick the part, flip it by 180°’s then offload them onto a tooled conveyor, this conveyor drives the assemblies forward directly into machine 1b.

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Annex 1 to Purchase Agreement

Station # 14 - Free Station

Station # 15 - Free Station

Station # 16 - Check and Clean Empty Nests
Here we check to ensure the nests are empty [Subject to a request for confidential treatment; Separately filed with the Commission]

Machine 1b
[Subject to a request for confidential treatment; Separately filed with the Commission] - here we work 4 up.

Station # 1 - [Subject to a request for confidential treatment; Separately filed with the Commission] (From Machine 1a)
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 2 - Check Parts Presence
Here we check the position and presence of the parts

Station # 3 - Free Station

Station # 4 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 5 - Check Parts Presence
Here we check the position and presence of the parts

Station’s 6 to 9 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station’s 10 to 16 - Free Stations

Station # 17 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 18 - Check Part Presence
Here we check the position and presence of the parts.

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Annex 1 to Purchase Agreement

Station # 19 - Free Station

Station’s 20 to 23 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

What we have just achieved

[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 24 - Free Station

Station’s 25 to 28 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

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Annex 1 to Purchase Agreement

Station # 29 - Reject of Failed Parts / Check Station or Audit Station (Option)
Failed parts are rejected here; parts are picked then placed into separate reject bins. [Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 30 -Offload GOOD Assembled Products (Core Assemblies) onto a Conveyor (Into Machine 1c)
Here we offload onto a tooled conveyor the Core Assemblies. [Subject to a request for confidential treatment; Separately filed with the Commission]

Station’s 31 to 41 - Free Stations

Station # 42 - Check and Clean Empty Nests
Here we check to ensure the nests are empty [Subject to a request for confidential treatment; Separately filed with the Commission]

Machine 2
[Subject to a request for confidential treatment; Separately filed with the Commission]

Please refer to the drawing 050604-200-B attached.

[Subject to a request for confidential treatment; Separately filed with the Commission]

[Subject to a request for confidential treatment; Separately filed with the Commission], here we work 2 up.

Station # 1 - [Subject to a request for confidential treatment; Separately filed with the Commission](From Machine 1c)
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 2 - Check Parts Presence
Here we check the position and presence of the parts.

Station # 3 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 4 - Check Parts Presence
Here we check the position and presence of the parts.

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Annex 1 to Purchase Agreement

Station # 5 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 6 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 7 - Free Station

Station # 8 - Free Station

Station # 9 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 10 - Check Parts Presence
Here we check the position and presence of the parts.

Station’s 11 to 16 - Free Stations

Station # 17 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 18 - Check Parts Presence
Here we check the position and presence of the parts.

Station # 19 - Free Station

Station # 20 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 21 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 22 - [Subject to a request for confidential treatment; Separately filed with the Commission]

15th Septmber 2005	Ismeca Europe Automation SA	Page 14/43

Annex 1 to Purchase Agreement

[Subject to a request for confidential treatment; Separately filed with the Commission]
What we have just achieved

[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 23 - Free Station

Station # 24 - Reject of Failed Parts / Check Station or Audit Station (Option)
Failed parts are rejected here; parts are picked then placed into separate reject bins. [Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 25 - Offload GOOD Assembled Products to Conveyor / [Subject to a request for confidential treatment; Separately filed with the Commission](Into Machine 5)
Here only GOOD assembled products are offloaded onto a tooled conveyor; [Subject to a request for confidential treatment; Separately filed with the Commission] into machine 5.

Station’s 26 to 31 - Free Stations

Station # 32 - Check and Clean Empty Nests
Here we check to ensure the nests are empty [Subject to a request for confidential treatment; Separately filed with the Commission]

Machine 3
[Subject to a request for confidential treatment; Separately filed with the Commission]

Please refer to the drawing 050604-300-B attached.

[Subject to a request for confidential treatment; Separately filed with the Commission]

Assembly of the above is whilst working 2 up.

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Annex 1 to Purchase Agreement

Machine 3a

Station # 1 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 2 - Check Part Presence
Here we check the position and presence of the parts.

Station # 3 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]We foresee it only necessary to use [Subject to a request for confidential treatment; Separately filed with the Commission] for this operation.

Station # 4 - [Subject to a request for confidential treatment; Separately filed with the Commission]
Using [Subject to a request for confidential treatment; Separately filed with the Commission] we check the quality of the laser marks, if any BAD parts are found then they are rejected later.

Station # 5 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 6 - Check Part Presence
Here we check the position and presence of the parts.

Station # 7 - [Subject to a request for confidential treatment; Separately filed with the Commission]
Having consulted with [Subject to a request for confidential treatment; Separately filed with the Commission]we recommend to use a welder type of [Subject to a request for confidential treatment; Separately filed with the Commission] in nest 1. Vacuum extraction is foreseen around this station if dust is generated during the welding process.

Station # 8 - [Subject to a request for confidential treatment; Separately filed with the Commission](Nest 2)
Having consulted with [Subject to a request for confidential treatment; Separately filed with the Commission] we recommend to use a welder type of [Subject to a request for confidential treatment; Separately filed with the Commission] in nest 2. Vacuum extraction is foreseen around this station if dust is generated during the welding process.

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Annex 1 to Purchase Agreement

Station # 9 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 10 - Check Part Presence
Here we check the position and presence of the parts.

Station # 11 - [Subject to a request for confidential treatment; Separately filed with the Commission] (Nest 1)
Having consulted with [Subject to a request for confidential treatment; Separately filed with the Commission] we recommend to use a welder type of [Subject to a request for confidential treatment; Separately filed with the Commission] in nest 1. Vacuum extraction is foreseen around this station if dust is generated during the welding process.

Station # 12 - [Subject to a request for confidential treatment; Separately filed with the Commission] (Nest 2)
Having consulted with [Subject to a request for confidential treatment; Separately filed with the Commission] we recommend to use a welder type of [Subject to a request for confidential treatment; Separately filed with the Commission] in nest 2. Vacuum extraction is foreseen around this station if dust is generated during the welding process.

Station # 13 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 14 - Check Part Presence
Here we check the position and presence of the parts.

Station’s 15 to 21 - Free Stations

Station # 22 - De - [Subject to a request for confidential treatment; Separately filed with the Commission] (Nest 1)
[Subject to a request for confidential treatment; Separately filed with the Commission] in nest 1.

Station # 23 - De - [Subject to a request for confidential treatment; Separately filed with the Commission] (Nest 2)
[Subject to a request for confidential treatment; Separately filed with the Commission]in nest 2.

Station # 24 - [Subject to a request for confidential treatment; Separately filed with the Commission]

15th Septmber 2005	Ismeca Europe Automation SA	Page 17/43

Annex 1 to Purchase Agreement

[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 25 - Free Station

Station # 26 - [Subject to a request for confidential treatment; Separately filed with the Commission] (Nest 1)
[Subject to a request for confidential treatment; Separately filed with the Commission].

Station # 27 - Free Station

Station # 28 - [Subject to a request for confidential treatment; Separately filed with the Commission](Nest 2)
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 29 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 30 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 31 - Check Part Presence
Here we check the position and presence of the parts.

Station # 32 - [Subject to a request for confidential treatment; Separately filed with the Commission](Nest 1)
Having consulted with [Subject to a request for confidential treatment; Separately filed with the Commission]we recommend to use a welder type of [Subject to a request for confidential treatment; Separately filed with the Commission] in nest 1. Vacuum extraction is foreseen around this station if dust is generated during the welding process.

Station # 33 - [Subject to a request for confidential treatment; Separately filed with the Commission](Nest 2)
Having consulted with [Subject to a request for confidential treatment; Separately filed with the Commission]we recommend to use a welder type of

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Annex 1 to Purchase Agreement

[Subject to a request for confidential treatment; Separately filed with the Commission]in nest 2. Vacuum extraction is foreseen around this station if dust is generated during the welding process.

What we have just achieved

[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 34 - Reject of Failed Parts / Check Station or Audit Station (Option)
Failed parts are rejected here; parts are picked then placed into separate reject bins. [Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 35 -Offload GOOD Assembled Products ([Subject to a request for confidential treatment; Separately filed with the Commission]) onto a Conveyor (Into Machine 3b)
Here we offload onto a tooled conveyor the [Subject to a request for confidential treatment; Separately filed with the Commission]. This conveyor drives the assemblies forward into the [Subject to a request for confidential treatment; Separately filed with the Commission].

Station’s 36 to 41 - Free Stations

Station # 42 - Check and Clean Empty Nests
Here we check to ensure the nests are empty and indeed by using a vacuum manifold we clean the nests of any debris.

Machine 3b
[Subject to a request for confidential treatment; Separately filed with the Commission]
Having discussed with [Subject to a request for confidential treatment; Separately filed with the Commission]we will require a process time of around [Subject to a request for confidential treatment; Separately filed with the Commission]

[Subject to a request for confidential treatment; Separately filed with the Commission]

Machine 4
[Subject to a request for confidential treatment; Separately filed with the Commission]

Please refer to the drawing 050604-400-B attached.

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Annex 1 to Purchase Agreement

[Subject to a request for confidential treatment; Separately filed with the Commission]

[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 1 - [Subject to a request for confidential treatment; Separately filed with the Commission](From Machine 3b)
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 2 - Check Parts Presence
Here we check the position and presence of the parts.

Station # 3 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 4 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 5 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 6 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 7 - Free Station

Station # 8 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 9 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

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Annex 1 to Purchase Agreement

Station’s 10 to 16 - Free Stations

Station # 17 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 18 - Free Station

Station # 19 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 20 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

What we have just achieved

[Subject to a request for confidential treatment; Separately filed with the Commission]

Note: [Subject to a request for confidential treatment; Separately filed with the Commission]

Station’s 21 to 23 - Free Stations

Station # 24 - Reject of Failed Parts / Check Station or Audit Station (Option)
Failed parts are rejected here; parts are picked then placed into separate reject bins. [Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 25 - Offload GOOD Filled Products to Conveyor / [Subject to a request for confidential treatment; Separately filed with the Commission](Into Machine 5a)
Here only GOOD filled products are offloaded onto a tooled conveyor; [Subject to a request for confidential treatment; Separately filed with the Commission] or directly into machine 5a.

Station’s 26 to 31 - Free Stations

Station # 32 - Check and Clean Empty Nests
Here we check to ensure the nests are empty [Subject to a request for confidential treatment; Separately filed with the Commission]

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Annex 1 to Purchase Agreement

Machine 4b
[Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

[Subject to a request for confidential treatment; Separately filed with the Commission]

Machines 5a and 5b
[Subject to a request for confidential treatment; Separately filed with the Commission]

Please refer to the drawing 050604-500-B attached.

[Subject to a request for confidential treatment; Separately filed with the Commission]

[Subject to a request for confidential treatment; Separately filed with the Commission]

Machine 5a
Station # 1 - [Subject to a request for confidential treatment; Separately filed with the Commission] (From Machine 4)
The [Subject to a request for confidential treatment; Separately filed with the Commission] are fed on a tooled conveyor belt from machine 4. Here we pick 4 [Subject to a request for confidential treatment; Separately filed with the Commission] and place them onto the [Subject to a request for confidential treatment; Separately filed with the Commission].

Station # 2 - Check Parts Presence
Here we check the position and presence of the parts.

Station # 3 -[Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station’s 4 to 6 - Free Stations

Station # 7 - [Subject to a request for confidential treatment; Separately filed with the Commission](From Machine 2)

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Annex 1 to Purchase Agreement

The [Subject to a request for confidential treatment; Separately filed with the Commission]are fed on a tooled conveyor belt from machine 2. Here we pick 4 [Subject to a request for confidential treatment; Separately filed with the Commission] and place them on top the [Subject to a request for confidential treatment; Separately filed with the Commission].

Station # 8 - Check Parts Presence
Here we check the position and presence of the parts.

Station # 9 -[Subject to a request for confidential treatment; Separately filed with the Commission]

[Subject to a request for confidential treatment; Separately filed with the Commission]

Station’s 10 to 16 - Free Stations

Station’s 17 to 20 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

What we have just achieved

[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 21 - Free Station

Station’s 22 to 25 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station’s 26 to 28 - Free Stations

Station # 29 - Reject FAILED Parts (Extra Care Taken)
Failed parts are rejected here; parts are picked then placed into separate reject bins. [Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 30 -Offload GOOD Assembled Products onto a Conveyor (Into Machine 5b)
Here we offload onto a tooled conveyor the core assembly and [Subject to a request for confidential treatment; Separately filed with the Commission]. This

15th Septmber 2005	Ismeca Europe Automation SA	Page 23/43

Annex 1 to Purchase Agreement

conveyor drives the assemblies forward into the [Subject to a request for confidential treatment; Separately filed with the Commission].

Station # 31 - Free Station

Station # 32 - Check and Clean Empty Nests
Here we check to ensure the nests are empty and indeed by using a vacuum manifold we clean the nests of any debris.

Machine 5b
Station # 1 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 2 - Check Part Presence
Here we check the position and presence of the parts.

Station # 3 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 4 - Vision Inspect Label
Using a vision system [Subject to a request for confidential treatment; Separately filed with the Commission] we check that the label is present and indeed check that its details are correct.

Station # 5 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 6 - Check Part Presence
Here we check the position and presence of the parts.

Station # 7 - Free Station

Station # 8 - Free Station

Station # 9 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

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Annex 1 to Purchase Agreement

Station # 10 - Check Part Presence
Here we check the position and presence of the parts.

Station’s 11 to 16 - Free Stations

Station # 17 - [Subject to a request for confidential treatment; Separately filed with the Commission](From Machine 5a)
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 18 - Check Parts Presence
Here we check the position and presence of the parts.

Station # 19 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 20 - Check Part Presence
Here we check the position and presence of the parts.

Station # 21 - [Subject to a request for confidential treatment; Separately filed with the Commission]
[Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 22 - Check Heights
Here we check the heights of the final assembled products.

Et voila - The final assembled product

[Subject to a request for confidential treatment; Separately filed with the Commission]

The Final Tested Assembled Product

Station # 23 - Free Station

Station # 24 - Reject of Failed Parts / Check Station or Audit Station (Option)
Failed parts are rejected here; parts are picked then placed into separate reject bins. [Subject to a request for confidential treatment; Separately filed with the Commission]

Station # 25 -Offload GOOD Assembled Final Product onto a Conveyor (Into Packaging Machine)

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Annex 1 to Purchase Agreement

Here we offload onto a tooled conveyor the final products. This conveyor drives the assemblies forward into the packaging machine.

Station’s 26 to 31 - Free Stations

Station # 32 - Check and Clean Empty Nests
Here we check to ensure the nests are empty [Subject to a request for confidential treatment; Separately filed with the Commission]

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Annex 1 to Purchase Agreement

Packaging Machine
Ismeca have worked with several packaging suppliers in the past for various different packaging requirements, your request is to put the final assembled product into a [Subject to a request for confidential treatment; Separately filed with the Commission]. To do this we need to use [Subject to a request for confidential treatment; Separately filed with the Commission] separate suppliers with Ismeca to undertake full integration / interfacing / project management for all.

[Subject to a request for confidential treatment; Separately filed with the Commission]

Ismeca will interface and control product flow with the aid of conveyors between machines, something Ismeca has made several times before. The complete packaging module has been priced as an option.

Operators Required to Run this Line
We estimate that [Subject to a request for confidential treatment; Separately filed with the Commission] operators will be required to run our fully automatic production line (excluding part supplies).

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Annex 1 to Purchase Agreement

4.	CONTROLS

[Subject to a request for confidential treatment; Separately filed with the Commission]

Each machine is considered as a standalone unit. The selected [Subject to a request for confidential treatment; Separately filed with the Commission] is [Subject to a request for confidential treatment; Separately filed with the Commission]. Communication between the [Subject to a request for confidential treatment; Separately filed with the Commission] and the [Subject to a request for confidential treatment; Separately filed with the Commission] is made through a [Subject to a request for confidential treatment; Separately filed with the Commission]. [Subject to a request for confidential treatment; Separately filed with the Commission] The program is based on a [Subject to a request for confidential treatment; Separately filed with the Commission].

The software documentation structure is created [Subject to a request for confidential treatment; Separately filed with the Commission]. Each machine has its’ own set of documentation including [Subject to a request for confidential treatment; Separately filed with the Commission].

Ismeca has vast large experience with using [Subject to a request for confidential treatment; Separately filed with the Commission] on large projects such as this.

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Annex 1 to Purchase Agreement

5.	[SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION] (HMI)

The [Subject to a request for confidential treatment; Separately filed with the Commission] (HMI) will be implemented using an [Subject to a request for confidential treatment; Separately filed with the Commission]. It offers a user-friendly means of communicating with the machine through menus.

[Subject to a request for confidential treatment; Separately filed with the Commission]

In addition to the HMI, the machine will include external operator buttons (start, stop, breakdown, open doors) and a status light tree.

15th Septmber 2005	Ismeca Europe Automation SA	Page 29/43

Annex 1 to Purchase Agreement

5.1.	STATISTICS

The following set of statistics is visible in our standard configuration:

[Subject to a request for confidential treatment; Separately filed with the Commission]

[Subject to a request for confidential treatment; Separately filed with the Commission]

[Subject to a request for confidential treatment; Separately filed with the Commission]

[Subject to a request for confidential treatment; Separately filed with the Commission]

[Subject to a request for confidential treatment; Separately filed with the Commission]

[Subject to a request for confidential treatment; Separately filed with the Commission]

[Subject to a request for confidential treatment; Separately filed with the Commission]

[Subject to a request for confidential treatment; Separately filed with the Commission]:

[Subject to a request for confidential treatment; Separately filed with the Commission]

[Subject to a request for confidential treatment; Separately filed with the Commission]

[Subject to a request for confidential treatment; Separately filed with the Commission]

[Subject to a request for confidential treatment; Separately filed with the Commission]

[Subject to a request for confidential treatment; Separately filed with the Commission]

[Subject to a request for confidential treatment; Separately filed with the Commission]

[Subject to a request for confidential treatment; Separately filed with the Commission]

[Subject to a request for confidential treatment; Separately filed with the Commission]

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Annex 1 to Purchase Agreement

In addition to the HMI, the machine will include external operator buttons and a status light tree.

5.2.	ELECTRICAL

The machine has a stand alone electrical cabinet which includes power and control voltage distribution, the programmable controller, safety circuitry, and all motor drivers. The cabinet is constructed using modular elements and incorporates a blower for ventilation. High voltage lines are kept separate from 24V control circuits and a minimum of 20% space is reserved for future expansion. An aerial cable tray links the cabinet to the main machine.

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Annex 1 to Purchase Agreement

5.3.	ISMECA STANDARDS

In order to satisfy all applicable norms, (machine directives 98/37/CE, 89/336/CEE and 73/23/CEE), our standard system configuration includes:

●	Emergency Stop switches and door wiring per EN60204

●	Control circuits wired with redundant relays

●	Shielded connections for high voltage wiring

●	Shielded motor cables

●	Global EMC filtering used at the system entry

●	Local EMC filtering used at each motor driver

●	24VDC used on all control circuits

5.4.	Line multi machine

Each Machine PLC is connected by Ethernet to a collection PC (data collector) to be able to reach your part tracking requirements (Chapter 3.0 of your Product Design RFQ). Each part must be identified by a unique code which will be read on each machine. (2D Matrix or barcode)

The final specification must define the data storage requirements on the main PC. The collection PC so far is not part of the price and scope of this Agreement. However, part tracking data, to be collected by each machine, is included in the price and scope of this Agreement.

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Annex 1 to Purchase Agreement

6.	WORKING ENVIRONMENT

The equipment is designed to operate in the following environment:

●	Compressed air, non - lubricated: 5 bars minimum, 4-5 m³/h requirement.

●	Electrical power: 415VAC +/- 5%, 3P+N, 50Hz, 10-20 Amps estimated.

●	Ambient temperature: 20˚ +/- 2˚ C.

●	Relative humidity: 50% =/- 10%, non-condensing.

●	Machine size is approx: 31.70Mtrs x 25.60 Mtrs.

(Potentially smaller after further discussions)

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Annex 1 to Purchase Agreement

7.	SCOPE OF WORK AND DELIVERABLES

The following items (except 2 below) are within the scope of this Agreement and are included in the price set forth herein:

1
It is Ismeca’s standard policy to conduct bi-weekly project review meetings with Customers. The location will be determined dependant upon project progress or possibly carried out via telephone or video conference.

2	Ismeca undertakes installation and commissioning at the Customer's premises (Celestica) or those premises directed to. Seller currently estimates a 20 day process for that purpose.

3	FMEA’s of the Ismeca equipment are part of standard Ismeca project management and therefore are included.

4	A pre-acceptance run (FAT) for your product is foreseen and is made together with our Ismeca Quality Assurance Group. It is foreseen to do an 8 hour production run.

5	The equipment complies with EC standards of safety, electromagnetic compatibility and low voltage. 24Volt DC control sensors are used.

6	It is foreseen that with a mechanical adjustment the inhibiting or disabling of stations will be possible.

7	The Following is a current list of the deliverable items under this Agreement:

7.1
Training of Customer’s personnel and its contractor’s personnel. This is performed prior to and during the acceptance period at Seller’s premises. Additional training can occur during and after installation (if needed) also at the contractor’s premises after final acceptance. A training plan will be decided at the FMEA stage.

7.2	The Equipment and an initial lay in of spare parts (spare parts are TBD and not yet priced).

7.3	Documentation, including hard copies in adequate numbers and pc readable soft copies, which include the following:

7.3.1  Drawings of wear parts are provided in .dwg or .dxf format files and/or hardcopies

7.3.2  Electric schematics are provided in CADELEC format files and/or hardcopies

7.3.3   User manuals and maintenance manuals are delivered with the machine in quantities to be agreed.

7.3.4  An Ismeca standard statistics package is included in the machines cost.

7.3.5  The following list of additional documents:

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Annex 1 to Purchase Agreement

1.	BOM (Bill of material) listing every part of the line and referencing drawing number if a custom part and OEM number if its a purchased part.

2.	Mechanical Assembly drawings.

3.	Detailed Mechanical part drawings.

4.	Station Electrical and Pneumatic Schematics.

5.	Base Electrical and Pneumatic Schematics.

6.	Operating Manuals.

7.	Maintenance Manuals.

8.
OEM manuals : For example where Ismeca may purchase equipment from [Subject to a request for confidential treatment; Separately filed with the Commission] or [Subject to a request for confidential treatment; Separately filed with the Commission] they must ensure that documentation is complete and pass on with the overall system.

9.	Copy of PLC codes, Motion Controller programs, Vision System Codes and test system codes.

10.	Specification for services detailing what vacuum, air, power, ventilation/Extraction requirements per module and supply layout with detail of module layout and positions for service Drops.

11.	FMEA Output.

12.	Buyoff Reports

8
It is understood by the Parties that there are a number of changes that will occur prior to the final freezing of the Specification and Equipment definition. Appropriate and fair cost and schedule adjustments will be made (increase or decrease, as the case may be) by mutual agreement of the Parties in writing where the changes are significant. Ismeca will generate all proposals to the best possible detail level with the information given to include engineering time, design time and material costs, etc. After customer approval Ismeca reserves the right to make ‘change amendments’ after the successful completion of the FMEA.

Components required for equipment test

The Customer will supply Ismeca, free of charge, at the dates requested and in the quantities defined by the constructor, with the components necessary for equipment adjustment and buy-off.

The components supplied will conform to the drawings in every respect and be of good quality.

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Annex 1 to Purchase Agreement

8.	PRICE AND DELIVERY

The price of the equipment described in this Annex 1 (IN SWISS FRANCS):

For Machine 1	CHF *

For Machine 2	CHF *

For Machine 3	CHF *

For Machine 3 *	CHF *

For Machine 4	CHF *

For Machine 4 *	CHF *

For Machine 5	CHF *

Machine buffers / interface	CHF *

* machine	CHF *

* machine	CHF *

Packaging Line	CHF *

Line Supervision for machines		*

Line Supervision on PC	CHF	TBD

Line total	CHF 14’069’300

Approx. Cost for line #2 (TBC)	CHF 11’800’000

* [Subject to a request for confidential treatment; Separately filed with the Commission]

8.1.	DELIVERY TIME

Delivery of the complete line will depend upon the availability of final and firm information on component designs and on the processes needed for assembly and test. Following our meeting in Switzerland and the estimates made at that time we have prepared an aggressive schedule which has line acceptance on December 15 2006, this based upon the firm order for this equipment being placed during the second week in September, 2005.

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8.2.	INTENTIONALLY LEFT BLANK

8.3.	WARRANTY

The warranty is 12 months unlimited hours. The warranty period starts after completion of the Site Acceptance Test. Based in the UK we have a Customer Field Service Department. It is also Ismeca’s policy that ALL European Customer Field Engineers also speak English. Ismeca’s norm is to provide telephone assistance within 24hrs. With a maximum of 48hr. on-site service - our goal is to be faster.

8.4.	MAINTENANCE CONTACT

Routine Maintenance Contracts can be proposed on request. (As per option 7 above) Included in such contracts Ismeca can offer regular routine maintenance visits to assist with machine maintenance and machine on-going training.

8.5.	TRAINING OF YOUR PERSONNEL

Training of customer’s personnel is included in this Annex 1 and is carried out during machine acceptance, both in Ismeca and on the premises of that disclosed by the customer. A training plan will be discussed during the FMEA and agreed between both parties.

8.6.	INSTALLATION AND COMMISSIONING

Ismeca undertakes machine installation and commissioning on your premises in Ireland. We plan to have sufficient persons for a period of time not to exceed 20 days. As option above TBC.

8.7.	CONFIDENTIALITY

Each party undertakes to treat the information exchanged as confidential.

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9.	APPENDIX PACK

Full line machine layout drawing	050604.100.B	2D

Machine layout drawing for machine 1	050604.200.B	2D

Machine layout drawing for machine 2	050604.300.B	2D

Machine layout drawing for machine 3	050604.400.B	2D

Machine layout drawing for machine 4	050604.500.B	2D

Machine layout drawing for machine 5	050606.000.A	2D

Machine layout drawing for packaging line	050606.100.A	2D

Machine layout for *	050606.100.A	2D

Machine layout drawing for *	050515.000.A	2D

__________

* [Subject to a request for confidential treatment; Separately filed with the Commission]

For and on behalf of
Ismeca Europe Automation SA

Serge Peguiron Chief Executive Officer	Erik Poulsen Director Sales & Marketing

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10.	CONTACTS

More Energy

Gennadi Finkelshtain
General Manager

2 Yodfat Street
Global Park
PO Box 1112
Lod 71291
Israel
Phone: +972-8-9188650
Mobile. +972 -54-441343
Fax.  +972 8 9152000
Email. more@medisel.co.il

Celestica Ireland

John Kennedy
Device Engineer

Celestica Ireland
Parkmore Business Park West
Ballybrit
Galway
Ireland
Tel. +353 (0)91 705000
Fax.  +353 (0)91 705001
Email. jkenned@celestica.com

John Elwood
General Manager

Celestica Ireland
Parkmore Business Park West
Ballybrit
Galway
Ireland
Tel. +353 (0)91 705000
Fax.  +353 (0)91 705001
Ema

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Ismeca Europe Automation SA

Jean-Paul Boillon
Director, Engineering

Ismeca Europe Automation
283, rue de l'Helvétie
CH-2301 La Chaux-de-Fonds
Switzerland
Tel. +41 (0)32 9 257 111
Fax.  +41 (0)32 9 257 575
Email. jpboillon@ismeca.com

Serge Peguiron
CEO

Ismeca Europe Automation
283, rue de l'Helvétie
CH-2301 La Chaux-de-Fonds
Switzerland
Tel. +41 (0)32 9 257 111
Fax.  +41 (0)32 9 257 115
Email. speguiron@ismeca.com

General Conditions of Sale and Delivery,

1.	Scope of application

The following terms are in addition to the terms set forth in the main body of the Purchase Agreement. In the event of a contradiction the terms in the main body of the Purchase Agreement shall control.

2.	Conclusion of contract - written form

Any declaration or act made or performed by the Parties and having a legal effect shall be made in writing.

3.	Intentionally Left Blank

4.	Computer programs necessary for the use of the Product

Where the use of the Product by the Customer involves the use of computer programs (source or other programs), hereinafter called the Programs, provided by

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Ismeca with the Product or after its delivery, the Customer and any contractor or vendor to the Customer shall be granted a perpetual simple user licence, hereinafter called the Licence, limited and bound to that Product alone; the use of the Programs for other purposes or by third parties shall be forbidden save with the prior written agreement of Ismeca.

Should the Customer resell the Product to a third party, the Licence shall automatically be transferred to that party on the same conditions, and so forth thereafter.

5.	Intentionally Left Blank

6.	Intentionally Left Blank

7.	Making available to Ismeca the Components necessary for testing the Product

The Customer shall, on the dates and in the quantities defined in the
Confirmation, make available to Ismeca the Components necessary to perform the Acceptance Tests on the Product; the Components provided should in all respects comply with the drawings and be of regular quality.

The Customer shall be liable for the consequences of any delays, insufficient quantities or non-standard or irregular quality Components.

8.	Intentionally Left Blank

9.	Intentionally Left Blank

10.	Intentionally Left Blank

11.	Intentionally Left Blank

12.	Intentionally Left Blank

13.	Transfer of Title and Risks and Benefits

The transfer of title, risks and benefits to the Equipment to the Customer shall occur as soon as Ismeca places the Product in the possession of the carrier in the premises of Ismeca after successful completion of the Acceptance Tests as evidenced by a Certificate of Milestone Completion signed by Customer and Seller.

Upon receipt of the Product, the Customer alone shall be responsible for unpacking it and ensuring that it be appropriately stored at its place of destination.

14.	Transport, insurance and packing

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Transport and insurance shall be at the risk and cost of the Customer. Other than for standard machines, the Customer shall also pay the packaging costs.

Unless otherwise indicated by the Customer, but at the Customer's cost, Ismeca shall, in consultation with Customer, select the carrier, the mode of transport and the packing and it shall, likewise at the Customer's cost, have the Product covered by an insurer of its choice against the usual transport risks.

The packing materials are not returnable.

15.	Technical support of the Customer by Ismeca

Except for the training and technical assistance included in the scope of this Annex, the cost of technical Customer support and the training of its staff, as provided by Ismeca on the request of the Customer, will be invoiced to the Customer, be it in relation to the installation, start-up, use, maintenance, etc. of the Products, or provided subsequently.

16.	Intentionally Left Blank

17.	Guarantee

Ismeca guarantees that the Equipment complies with its Specification and this Annex 1 as both are modified from time to time by written agreement of the Customer and Seller and embodies no design, constructional, assembly or material defect and can be used under normal conditions, provided the indications in the Ismeca instruction file are followed and the prescribed maintenance is carried out. In this respect the design life of the Equipment is twenty (20) years.

The length of the guarantee shall be 12 months from the acceptance of the Product, but no more than 15 months from when Ismeca makes the Product available to the carrier, whichever the sooner. The length of the guarantee on Products either repaired or replaced by Ismeca under its guarantee shall be 12 months from the time of the repair or delivery. Parts suffering wear and tear shall form an exception and are not guaranteed unless otherwise mentioned in this Agreement.
At Ismeca's discretion, the Product or the defective component may be repaired or replaced free of charge under the guarantee. The defects must be such as to be identifiable to and reasonably accepted by Ismeca.
Unless the Customer lacks the technical capacity itself to perform the necessary work and if no suitable local technical support is available, Ismeca will have the choice of having the necessary repair work performed by its own staff in situ or asking the Customer to have the work done at Ismeca's expense, or asking a  technical team to do it for the account and at the expense of Ismeca.

All other claims are excluded, especially with regard to damages in respect of direct or indirect damages, loss of production, lost earnings, etc., as is the possibility for the Customer to reduce or rescind the Order in question or any other order

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already confirmed. This exclusion does not apply to cases of grave misfeasance or wilful misconduct on the part of Ismeca.

The guarantee does not cover damage resulting from normal wear, improper treatment, lack of maintenance, excessive use or failure to observe the instructions for use.

Any direct intervention, repair, modification or transformation performed on the Product or the Programs by the Customer or by a third party after the Product or the Programs leave Ismeca, without prior written permission from Ismeca, will invalidate the Ismeca guarantee on the corresponding part of the Product or the Programs and will render any outstanding balance of payment immediately callable.

18.	Intentionally Left Blank

19.	Intentionally Left Blank

20.	Invalidation of a clause

If one or more of the terms of the present General Conditions should be or become partially or completely invalid, the remainder of the present General Conditions shall remain entirely valid. The Parties shall consult on the invalidated term or terms to find a replacement solution whose legal and economic scope would be as close as possible to that of the term or terms invalidated.

21.	Authentic version

Only the English version of the present General Conditions shall be authentic.

22.	Intentionally Left Blank

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